Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
May 31, 1997



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.9901%



        Excess Protection Level
          3 Month Average  4.61%
          May, 1997  4.36%
          April, 1997  3.69%
          March, 1997  5.78%


        Cash Yield                                  17.28%


        Investor Charge Offs                        4.53%


        Base Rate                                   8.39%


        Over 35 Day Delinquency                     4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $27,132,480,390.99


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,186,442,872.50